Nationwide Life and Annuity Company of America: • Nationwide Provident VA Separate Account A

Prospectus supplement dated September 29, 2009

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Your prospectus offers the following underlying mutual funds as investment options under your contract. Effective October 5, 2009, these underlying mutual funds will change names as indicated below:

Old Name	New Name
Premier VIT – NACM Small Cap Portfolio	Premier VIT – NACM Small Cap Portfolio: Class I
PremierVIT – OpCap Managed Portfolio	PremierVIT – OpCap Managed Portfolio: Class I